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                                NETWORK COMPUTER, INC.

                                 ADMISSION AGREEMENT

          This Admission Agreement is entered into as of November 12, 1997, by and among Network Computer, Inc., a Delaware corporation ("NCI" or the "COMPANY"), Oracle Corporation, a Delaware corporation ("ORACLE"), Middlefield Ventures, Inc., a Delaware corporation ("MALLARD"), and the other Company stockholder signatories hereto (the "STOCKHOLDERS").

          WHEREAS, Mallard wishes to purchase, and the Company wishes to sell, certain convertible promissory notes (the "NOTES") upon the terms and subject to the conditions set forth in the Convertible Promissory Note Purchase Agreement of even date herewith, between the Company and Mallard (the "PURCHASE AGREEMENT"); and

          WHEREAS, in connection with the sale of the Notes to Mallard, NCI, Oracle and the Stockholders seek to amend the Stockholders Agreement dated August 11, 1997, a copy of which is attached hereto as EXHIBIT A (the "STOCKHOLDERS AGREEMENT") to admit Mallard as a signatory thereto; and

          WHEREAS, in connection with the sale of the Notes to Mallard, NCI, Oracle and the Stockholders seek additional agreements with Mallard; and to amend the Put/Call and Voting Agreement dated August 11, 1997, a copy of which is attached hereto as EXHIBIT B (the "PUT/CALL AGREEMENT") so as to admit Mallard as a signatory thereto in a limited capacity.

          NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

          SECTION 1 AMENDMENTS TO STOCKHOLDERS AGREEMENT. NCI, Oracle and the Stockholders hereby agree that the Stockholders Agreement is hereby amended as follows:

          (a) The term "STOCKHOLDERS" as used in the Stockholders Agreement is hereby amended to include Mallard. By executing this Agreement, Mallard agrees to be bound by the Stockholders Agreement, as amended hereby.

          (b) Section 1.1(c) of the Stockholders Agreement is hereby amended to read as follows:

                     "The term "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock or Series D Preferred Stock, as the case may be (such shares of Common Stock are collectively referred to hereinafter as the "STOCK"), and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock; PROVIDED, HOWEVER, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which
his or her rights under this Agreement are not assigned.   Notwithstanding
the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been

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(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof in which all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;"

          (c) Section 1.1(g) of the Stockholders Agreement is hereby amended to read as follows:

                     "The term "FULLY DILUTED EQUITY," as of any date of measurement, shall refer to (i) the number of shares of Common Stock issued and outstanding as of such date, PLUS (ii) the number of shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock or Series D Preferred Stock issued and outstanding as of such date, PLUS (iii) any shares of Common Stock issuable upon the conversion or exercise of any warrant, option, right or other convertible security issued and outstanding as of such date;"

          (d) The term "FIVE PERCENT HOLDER" as used in Section 2.1 of the Stockholders Agreement shall include Mallard PROVIDED Mallard holds at least one Note (as such term is defined in the Purchase Agreement) or 250,000 shares of the Company's Series D Preferred Stock (or shares of Common Stock issuable upon conversion thereof).

          (e) The term "SERIES B HOLDER" as such term is defined and used in Section 2.2 of the Stockholders Agreement shall include Mallard PROVIDED Mallard holds at least one Note (as such term is defined in the Purchase Agreement) or 250,000 shares of the Company's Series D Preferred Stock (or shares of Common Stock issuable upon conversion thereof).

          (f) Section 2.2(d) of the Stockholders Agreement is hereby amended to read as follows:

                     "(d)     The right to maintain interest in this Section
 2.2 shall not be applicable to (i) the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, (ii) consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1 with proceeds of greater than $20,000,000; (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities; (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; (v) the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions; (vi) the issuance or sale of securities in connection with the consummation of the Merger; (vii) the issuance of securities that with unanimous approval of the Board of Directors of the Company are not offered to any existing stockholder of the Company; (viii) the issuance after the date hereof of up to 22,000,000 shares of Series A-1 Preferred Stock (plus any shares of Series A-1 Preferred Stock issued to Oracle prior to the date hereof) pursuant to the Convertible Note Purchase Agreement dated July 23, 1997 between Oracle and NCI, at a purchase price of $1.10 per share; (ix) the issuance of shares of Series A-1 Preferred Stock pursuant to Oracle's right to purchase

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Series A-1 Preferred upon the exercise by any Navio stockholder of dissenters' rights or (x) the issuance on or after the date hereof to Mallard of promissory notes with an aggregate principal amount of up to $12,000,000 that are convertible into shares of Series D Preferred Stock pursuant to the Purchase Agreement."

          (g) Section 2.5 of the Stockholders Agreement is hereby amended to read as follows:

     "RESTRICTIVE LEGENDS. The Stockholders and the Company agree that all certificates of stock evidencing the capital stock of the Company issued to the Stockholders shall prior to their issuance be endorsed in substantially the form as follows for so long as this Agreement shall remain in effect:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE TERMS OF A STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 11, 1997, BETWEEN THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, AS AMENDED, COPIES OF WHICH ARE ON FILE AT THE OFFICES OF THE COMPANY."

          (h) Except as amended hereby, the Stockholders Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

          SECTION 2 AMENDMENTS TO THE PUT/CALL AGREEMENT. NCI, Oracle and the Stockholders hereby agree that the Put/Call Agreement is hereby amended as follows:

          (a) The term "NAVIO STOCKHOLDERS" as used in Section 3, Section 4 and Section 6 of the Put/Call Agreement is hereby amended to include Mallard PROVIDED Mallard holds at least a portion of a Note (as such term is defined in the Purchase Agreement) or shares of the Company's Series D Preferred Stock (or shares of Common Stock issuable upon conversion thereof). By executing this Agreement, Mallard agrees to be bound by Section 3, Section 4 and Section 6 of the Put/Call Agreement, as amended hereby.

          (b) Section 4.1(d) of the Put/Call Agreement is hereby amended to read as follows:

                     " "TEN PERCENT HOLDER" means any Stockholder that as of the date of measurement beneficially owns, together with its affiliates, ten percent (10%) or more of the Fully Diluted Equity of the Company."

          (c) Except as amended hereby, the Put/Call Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

          SECTION 3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 4 LIMITS ON AMENDMENTS. No amendment or modification of the Stockholders Agreement or Put/Call Agreement may be made without the consent of Mallard if

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such amendment would (i) impose any new obligation on Mallard or (ii)
increase any existing obligation of Mallard thereunder or (iii) diminish or waive the rights of Mallard thereunder without similarly diminishing or waiving the rights of all similarly situated parties.

          SECTION 5 LIMITED CONSENT TO ASSIGNMENT OF MALLARD'S RIGHTS. Mallard may assign the rights to which it is entitled under the Stockholders Agreement (as amended hereby) and the Put/Call Agreement (as amended hereby) to Mallard's parent or to any wholly-owned subsidiary of Mallard or its parent; PROVIDED the obligations hereunder are also assumed by such transferee; and PROVIDED FURTHER that notice of such assignment is provided promptly to NCI.


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          IN WITNESS WHEREOF, the undersigned have executed this Admission
Agreement as of the day and year first above written.


                              NETWORK COMPUTER, INC.



                              By:
                                 --------------------------------
                              Title:
                                    -----------------------------


                              ORACLE CORPORATION



                              By:
                                 --------------------------------
                              Title:
                                    -----------------------------


                              MIDDLEFIELD VENTURES, INC.



                              By:
                                 --------------------------------
                              Title:
                                    -----------------------------


                              STOCKHOLDER:

                              -----------------------------------



                              By:
                                 --------------------------------
                              Title:
                                    -----------------------------


                    --Signature Page to the Admission Agreement--